--------------------------------------------------------------------------------
STEIN ROE ADVISOR BOND FUNDS                        PROSPECTUS, NOVEMBER 1, 2000
--------------------------------------------------------------------------------



- LIBERTY INTERMEDIATE BOND FUND, CLASS K


- STEIN ROE ADVISOR HIGH-YIELD MUNICIPALS FUND, CLASS K


Advised by Stein Roe & Farnham Incorporated

The following eligible institutional investors may purchase Class K shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class K shares and which purchases shares directly from Liberty Funds Distributor, Inc., the Funds' distributor, or through a third-party broker-dealer; (ii) any registered investment adviser purchasing shares for its clients; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and
(v) any trustee of Liberty-Stein Roe Advisor Trust, any employee of Stein Roe & Farnham Incorporated, or any of its affiliates, or any member of the immediate family of any trustee or employee.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUNDS                                                                      2
--------------------------------------------------------------------------------

Each of these sections discusses the following topics: Investment Goals, Principal Investment Strategies, Principal Investment Risks, Performance History and Your Expenses.

Liberty
Intermediate Bond Fund......................................................   2

Stein Roe Advisor
High-Yield Municipals Fund..................................................   7

YOUR ACCOUNT                                                                  12
--------------------------------------------------------------------------------

How to Buy Shares..........................................................   12

How to Exchange Shares.....................................................   13

How to Sell Shares.........................................................   13

Fund Policy on Trading of Fund Shares......................................

Distribution and Service Fees..............................................   13

Other Information About Your Account.......................................   15

MANAGING THE FUNDS                                                            19
--------------------------------------------------------------------------------

Investment Advisor.........................................................   19

Portfolio Managers.........................................................   19

OTHER INVESTMENT
STRATEGIES AND RISKS                                                          20
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          24
--------------------------------------------------------------------------------


----------------------------
Not FDIC   May Lose Value
Insured    -----------------
           No Bank Guarantee
----------------------------

--------------------------------------------------------------------------------
THE FUND                                          LIBERTY INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks its total return by pursuing current income and opportunities for capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


The Fund invests all of its assets in SR&F Intermediate Bond Portfolio (the "Portfolio) as part of a master fund/feeder fund structure. The Portfolio invests at least 65% of its total assets in:

- debt securities issued by the U.S. government -- these include U.S. Treasury securities and agency securities; agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,

-    debt securities of U.S. corporations, and

- mortgage-backed securities and asset-backed securities issued by private (non-governmental) entities.

The Portfolio will invest at least 60% of its net assets in higher-quality debt securities rated at the time of purchase:


-    at least A by Standard & Poor's,



-    at least A by Moody's Investors Service, Inc., or


-    with a comparable rating by another nationally recognized rating agency.

The Portfolio may invest up to 40% of its net assets in securities rated at the time of purchase:

-    BBB and below by Standard & Poor's,

-    Baa and below by Moody's Investors Service, Inc., or

-    with a comparable rating by another nationally recognized rating agency.

The Portfolio may invest up to 20% of its net assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are rated at the time of purchase:

-    below BBB by Standard & Poor's,

-    below Baa by Moody's Investors Service, Inc., or

-    with a comparable rating by another nationally recognized rating agency.

Normally, the Portfolio expects to maintain a dollar-weighted average effective maturity of three to 10 years.

The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.


The Portfolio may invest up to 25% of its assets in foreign securities.

THE FUNDS INTERMEDIATE BOND FUND


The portfolio manager has wide flexibility to vary the allocation among different types of debt securities based on his judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the portfolio manager evaluates relative values of the various types of securities in which the Fund can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio manager may be required to sell portfolio investments to fund redemptions.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.




Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with competing funds.






Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decrease. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are

THE FUNDS INTERMEDIATE BOND FUND


refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.


Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness to make timely payments of interest or principal. This could result in decreases in the price of the security and in some cases a decrease in income.



Lower-rated risk debt securities , commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make timely payment of principal and interest.



         Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls



Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Information on other securities and risks appears under "Other Investment Strategies and Risks."

THE FUNDS  INTERMEDIATE BOND FUND


UNDERSTANDING PERFORMANCE


CALENDAR-YEAR TOTAL RETURNS show the performance for each of the last ten complete calendar years. It includes the effects of Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Portfolio's performance combined with the Fund's performance over the past one-, five- and ten-year periods. It includes the effects of Fund expenses.


The Fund's return is compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in indices.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart and the performance table below show the historical performance for the Portfolio restated as disclosed below and the performance of the Fund's Class K shares. The performance table following the bar chart shows how the average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR-YEAR TOTAL RETURNS(1)


                    [CALENDAR-YEAR TOTAL RETURNS BAR CHART]

                        1990                    6.92%
                        1991                   14.72%
                        1992                    7.40%
                        1993                    8.98%
                        1994                   -2.88%
                        1995                   16.56%
                        1996                    4.31%
                        1997                    9.02%
                        1998                    6.27%
                        1999                    1.04%

The Fund's year-to-date total return through Sept. 30, 2000 was 5.20%



For the period shown in the table above:



Best quarter: 2nd quarter 1995, +5.19%



Worst quarter: 1st quarter 1994, -2.47%




AVERAGE ANNUAL TOTAL RETURNS(2) -- FOR PERIODS ENDED DECEMBER 31, 1999



                                          1 YEAR       5 YEARS      10 YEARS
Intermediate Bond Fund Class K (%)         1.04         7.32          7.09
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Corporate Bond Index (%)        0.39         7.09          7.26
--------------------------------------------------------------------------------



(1) Class K shares of the Fund commenced operations on February 2, 1998. The performance in the chart prior to February 2, 1998 is the performance of the Portfolio restated to reflect the gross annual operating expenses of Class K shares.

(2) The 1 Year, 5 Year and 10 Year performance in the table reflects the restated performance of the Portfolio combined with the performance of the Fund's Class K shares since inception. The performance of the Portfolio is restated to reflect gross annual operating expenses of Class K shares.

THE FUNDS  INTERMEDIATE BOND FUND


UNDERSTANDING EXPENSES


ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same


- Assumes reinvestment of all dividends and distributions.





YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

ANNUAL FUND OPERATING(1)(2) EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                         CLASS K
Management fee(3) (%)                                                  0.50
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                              0.25
-------------------------------------------------------------------------------
Other expenses (%)                                                    15.11
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                              15.86
-------------------------------------------------------------------------------
Expense reimbursement(4) (%)                                         (14.86)
-------------------------------------------------------------------------------
Net expenses (%)                                                       1.00


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


 CLASS                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Class K                             $1,500      $4,029      $6,038      $9,436


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to your bank.


(3) The Portfolio pays a management fee of 0.35% and the Fund pays an administrative fee of 0.15%.



(4) The Fund's advisor voluntarily waived advisory fees and reimbursed the Fund for certain expenses. As a result, the actual management fee was 0.00%, other expenses were 1.00% and total annual operating expenses were 1.00% for the fiscal year ended June 30, 2000.

THE FUNDS  STEIN ROE ADVISOR HIGH YIELD MUNICIPALS FUND


UNDERSTANDING TAX-EXEMPT SECURITIES

TAX-EXEMPT BONDS are issued by state and local governments for various public purposes. A tax-exempt bond, like a bond issued by a corporation or the U.S. government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Unlike taxable bonds, tax-exempt bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. As a result, the pre-tax yields on tax-exempt bonds are generally lower than the yields on taxable bonds with similar maturities. Depending on your tax bracket, however, the after tax return (that is, the gross return minus the effect of taxes on investment income) may be equal to or better than those provided by taxable bonds. Generally the higher your tax bracket, the more likely it is that tax-exempt bonds (and tax-exempt bond funds) may be appropriate for you. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from federal income tax.

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------



The Fund invests all of its assets in SR&F High-Yield Municipals Portfolio (the "Portfolio) as part of a master fund/feeder fund structure. It is a fundamental policy that the Portfolio's assets will be invested so that at least 80% of the Portfolio's gross income will be exempt from federal income tax. The Portfolio may invest up to 20% of its total assets in high-quality taxable money market instruments. The portfolio manager may purchase bonds of any maturity.


In selecting municipal securities for the Portfolio, the portfolio manager invests at least 65% of its total assets in medium- or lower-rated tax-exempt securities. These securities are at the time of purchase:


-    rated A or below by Standard & Poor's,



-    rated A or below by Moody's Investors Service, Inc.,


- given a comparable rating by another nationally recognized rating agency, or

-    unrated securities that Stein Roe believes to be of comparable quality.

Lower-rated securities are sometimes referred to as "junk bonds."

The Portfolio may invest any or all of its assets in high-quality tax-exempt securities under the following conditions:

- the portfolio manager believes that the difference in returns between higher-quality and lower-quality securities is narrow, or

-    the portfolio manager expects increased volatility in interest rates.

Investment in higher-quality securities may reduce the Fund's current income.

The Fund seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Fund may seek capital appreciation by using hedging techniques such as futures and options.

The Portfolio may also invest 25% or more of its assets in industrial development bonds or participation interests in those bonds.


The Portfolio is permitted to invest all of its assets in bonds subject to the Alternative Minimum Tax.

THE FUNDS  HIGH YIELD MUNICIPALS FUND



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.






Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with competing funds.






Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Portfolio may invest in debt securities  issued by private entities,
but  not  limited  to,   including   corporate   bonds  and   privately   issued
mortgage-backed and asset backed securities,  the Fund is subject to issuer risk
 . Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payment of interest or principal. This could result in decreases in the price of the security and in some cases a decrease in income.




Lower-rated debt securities commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.


An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes,

THE FUNDS  HIGH YIELD MUNICIPALS FUND


including  a  period  of  rising  interest  rates,  issuers  of such  bonds  may
experience   difficulty  in  servicing  their  principal  and  interest  payment obligations.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if the Portfolio has to reinvest the unanticipated proceeds at a lower interest rate.

Tax-exempt bonds are subject to special risk. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligations, may depend partially on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligations because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


Inverse floating rate obligations represent interests in tax-exempt bonds. They carry interest rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income, and their market value can become volatile. The market values of the inverse floater are subject to greater risk of fluctuation than securities bearing a fixed rate of interest, which may lead to greater fluctuation in the price of the security. The advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.



The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal Alternative Minimum Tax for individuals and corporations.


Because the Portfolio may invest more than 25% of its total assets in industrial development bonds or participation interests therein, the Portfolio may be more adversely affected than competing funds by an economic, business or political development or change.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Information on other securities and risks appears under "Other Investment Strategies and Risks."

THE FUNDS  HIGH YIELD MUNICIPALS FUND


UNDERSTANDING PERFORMANCE


CALENDAR-YEAR TOTAL RETURNS show the performance for each of the last ten complete calendar years. It includes the effects of Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Portfolio's performance (restated) combined with the Fund's performance over the past one-, five- and ten-year periods. It includes the effects of Fund expenses. The table does not take into effect any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table.


The Fund's return is compared to the Lehman Brothers Municipal Bond Index, an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in indices.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart and the performance table below show the historical performance for the Portfolio restated as disclosed below and the performance of the Fund's Class K shares. The performance table following the bar chart shows how the average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR-YEAR TOTAL RETURNS(1) (CLASS Z)


                    [CALENDAR-YEAR TOTAL RETURNS BAR CHART]

                        1990                    7.44%
                        1991                    9.49%
                        1992                    5.15%
                        1993                   10.34%
                        1994                   -4.27%
                        1995                   17.36%
                        1996                    4.26%
                        1997                    9.26%
                        1998                    4.95%
                        1999                   -2.88%


The Fund's year-to-date total return through Sept. 30, 2000 was 2.52%


For the period shown on the chart above:

Best quarter: 1st quarter 1995, +6.73%
Worst quarter: 1st quarter 1994, -5.34%


AVERAGE ANNUAL TOTAL RETURNS(2) -- FOR PERIODS ENDED DECEMBER 31, 1999



                                             1 YEAR      5 YEARS     10 YEARS
High Yield Municipals Fund, Class K (%)      -2.88        6.38         5.94
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)     -2.07        6.91         6.89
--------------------------------------------------------------------------------


(1) Class K shares of the Fund commenced operations on February 2, 1998. The performance in the chart prior to February 2, 1998 is the performance of the Portfolio restated to reflect the gross annual operating expenses of Class K shares.

(2) The 1 Year, 5 Year and 10 Year performance in the table reflects the restated performance of the Portfolio combined with the performance of the Fund's Class K shares since inception. The performance of the Portfolio is restated to reflect gross annual operating expenses of Class K shares.

THE FUNDS  HIGH YIELD MUNICIPALS FUND


UNDERSTANDING EXPENSES


ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same


-    Assumes reinvestment of all dividends and


-    Expense reimbursements are in effect for the first year of the period




YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES(1)(2) (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                         CLASS K
Management fee(3) (%)                                                   0.58
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               0.25
--------------------------------------------------------------------------------
Other expenses (%)                                                     24.75
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                               25.58
--------------------------------------------------------------------------------
Expense reimbursement (4) (%)                                         (24.48)
--------------------------------------------------------------------------------
Net expenses (%)                                                        1.10


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to your bank.


(3) The Portfolio pays a management fee of 0.43% and the Fund pays an administrative fee of 0.15%.



(4) The Fund's advisor voluntarily waived advisory fees and reimbursed the Fund for certain expenses. As a result, the actual management fee was %, other expenses were 1.10% and total annual operating expenses were 1.10% for the fiscal year ended June 30, 2000.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class K                              $2,295      $5,565      $7,627     $10,037

YOUR ACCOUNT



INVESTMENT MINIMUMS


Initial Investment.....................................................   $1,000
Subsequent Investments.................................................      $50
Automatic Investment Plan*.............................................      $50
Retirement Plans*......................................................      $25


* The initial investment of $1,000 is waived on this plan.



Each Fund reserves the right to change the investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders


HOW TO BUY SHARES
--------------------------------------------------------------------------------


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE VARIOUS WAYS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through  your Your  financial  advisor can help you  establish  your account and financial advisor buy Fund shares on your behalf.
 ---------------------------------------------------------------------------------------
 By check              For new accounts, send a completed application and check made
 (new account)         payable to the Fund to the transfer agent, Liberty Funds
                       Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
 ---------------------------------------------------------------------------------------
 By check              For existing accounts, fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                       Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
 ---------------------------------------------------------------------------------------
 By                    exchange You or your financial advisor may acquire shares
                       by  exchanging  shares  you own in one fund for shares of
                       the  same  class of the Fund at no  additional  cost.  To
                       exchange by telephone, call 1-800-422-3737.  There may be
                       an additional  charge if  exchanging  from a money market
                       fund.
 ---------------------------------------------------------------------------------------
 By                    wire You may  purchase  shares by wiring  money from your
                       bank account to your fund account.  To wire funds to your
                       fund  account,  call  1-800-422-3737  to obtain a control
                       number and the wiring instructions.
 ---------------------------------------------------------------------------------------
 By electronic  You may purchase  shares by  electronically  transferring  money funds transfer from your bank account to your fund account by calling
                       1-800-422-3737.  Your money may take up to two business days to be invested.  You must set up this feature prior to your
                       telephone request.  Be sure to complete the appropriate section of the application.
 ---------------------------------------------------------------------------------------
 Automatic             You can make monthly or quarterly investments automatically
 investment plan       from your bank account to your fund account.  You can select a pre-authorized  amount  to be sent via  electronic  funds
                       transfer.  Be sure to complete the appropriate section of
                       the application for this feature.
 ---------------------------------------------------------------------------------------
 By dividend           You may automatically invest dividends distributed by one fund
 diversification       into the same class of shares of another fund at no additional sales charge.  To invest your dividends in another fund, call
                       1-800-345-6611.

YOUR ACCOUNT




HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. (Distributor) at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documentation required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements. Please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in good form). However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request  prior to the close of the NYSE, usually 4:00 p.m. Eastern time.
---------------------------------------------------------------------------------------
By                    exchange You or your financial  advisor may sell shares by exchanging  from the Fund  into  the same  share  class of another  fund  at  no  additional  cost.  To  exchange  by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
---------------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below.  In your letter of instruction, note your fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account (IRA) owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By                    wire You may sell shares and request  that the proceeds be wired to your bank.  You must set up this feature prior to
                      your   telephone   request.   Be  sure  to  complete   the
                      appropriate  section of the account  application  for this feature.
---------------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual  basis  and have the  proceeds  sent to you if your account  balance is at least $5,000.  This feature is not available if you hold your shares in certificate form.
                      Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this  feature  prior  to your  request.  Be sure to
                      complete   the   appropriate   section   of  the   account
                      application for this feature.



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------



The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund into which you would like to exchange also may reject your request.

YOUR ACCOUNT



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------



Each Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class K shares and the services provided to you by your financial advisor. These annual distribution and service fees may equal up to 0.25% for Class K shares and are paid out of the assets of the class.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each Fund's Class K shares is based on its net asset value. The net asset value is determined at the close of regular session trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in good form by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



A Fund determines its net asset value by dividing its total net assets by the number of shares outstanding. Securities held by High-Yield Municipals Portfolio are valued based on valuations provided by a pricing service. Securities for which market quotations are readily available at the time of valuation are valued on that basis. We value long-term straight-debt securities for which market quotations are not readily available at fair value. Pricing services provide the Funds with the value of the securities. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities.


When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

Intermediate Bond Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

You can find the daily prices of some share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities the Portfolio holds. The Fund also may experience capital gains and losses on sales of the Portfolio's securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

DIVIDENDS, DISTRIBUTIONS, AND TAXES Each Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


Dividend income Represents interest and dividends earned from securities held by the Portfolio, net of expenses incurred by the Portfolio.
--------------------------------------------------------------------------------
Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held by the Portfolio for a 12-month period or less.



DISTRIBUTION OPTIONS Each Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains)
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options)


-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT



TAX CONSEQUENCES Intermediate Bond Fund. Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest, and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


High-Yield Municipals Fund. For federal income tax purposes, distributions of net investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Ordinarily, distributions to shareholders from gains realized by the Fund on the sale or exchange of investments will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax both for individuals and corporate shareholders. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distributions that is exempt from state and local taxes.


Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor on state, local or other applicable taxes.

In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal, state, local, and foreign income tax.

MANAGING THE FUNDS


INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, IL 60606, is the investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for purchase and sale of securities for the Portfolios. Stein Roe has been an investment advisor since 1932. For the fiscal year ended June 30, 2000, aggregate fees paid by the Funds and Portfolios to Stein Roe were as follows (as a percent of average net assets):



                                              BEFORE                  AFTER
                                           REIMBURSEMENT          REIMBURSEMENT
Intermediate Bond Fund                         0.50                   0.00%
--------------------------------------------------------------------------------
High-Yield Municipals Fund                     0.58%                  0.00%


Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

MICHAEL T. KENNEDY has been portfolio manager of Intermediate Bond Portfolio since its inception in 1998 and had been portfolio manager of Stein Roe Intermediate Bond Fund since 1988. He joined Stein Roe in 1987 and is a senior vice president. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. degree from Northwestern University.

Maureen G. Newman has been portfolio manager of High-Yield Municipals Portfolio since November 1998 when she joined Stein Roe. In her role as portfolio manager, Ms. Newman is jointly employed as a senior vice president by both Colonial and Stein Roe. She has managed tax-exempt funds for Colonial since May 1996. Prior to joining Colonial, Ms. Newman was a portfolio manager and bond analyst at Fidelity Investments from May 1985 to May 1996.

OTHER INVESTMENT STRATEGIES AND RISKS


UNDERSTANDING THE FUNDS' OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goals. The Funds may not always achieve their investment goals.

Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


Each Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal[s], the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change any of a Fund's investment goals or investment strategies.






DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------



Each Portfolio may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security or an index. A Portfolio may use these strategies to adjust its sensitivity to changes in interest rates or for other hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Portfolio.


MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------

Intermediate Bond Portfolio may invest in mortgage-backed securities, which are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

OTHER INVESTMENT STRATEGIES AND RISKS


Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a service and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Real estate mortgage investment conduits (REMICs) are multiclass securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Each Portfolio may invest in asset-backed securities, which are interests in pools of debt securities. These securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. In an environment of declining interest rates, asset-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------


High-Yield Municipals Fund may invest in municipal lease obligations, which are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by a state or local government and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation or revenue bonds. Municipal lease obligations may not be backed by the issuing municipality, and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of any lease obligation from making future payments under the lease unless money is appropriated for such purpose on a periodic basis. In addition, such lease obligation payments to a Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time consuming and costly and result in a delay in recovery or the failure to fully recover the Fund's original investment.

OTHER INVESTMENT STRATEGIES AND RISKS


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------

Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

ZERO COUPON SECURITIES
--------------------------------------------------------------------------------

Each Portfolio may invest in zero coupon securities. These securities do not pay interest in cash on a current basis, but instead accrue over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders.

INVERSE FLOATING RATE OBLIGATIONS
--------------------------------------------------------------------------------

High-Yield Municipals Portfolio may invest in inverse floating rate obligations representing interests in tax-exempt bonds. These securities carry interest rates that vary inversely to changes in market interest rates. Such securities have investment characteristics similar to investment leverage. Their market values are subject to greater risks of fluctuation than securities bearing a fixed rate of interest, which may lead to greater fluctuation in the value of the Fund's shares.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.


TEMPORARY DEFENSIVE POSITIONS
--------------------------------------------------------------------------------


At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities,

OTHER INVESTMENT STRATEGIES AND RISKS



without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.





INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------

A Portfolio may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------


Unlike mutual funds that directly acquire and manage their own portfolios of securities, each Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (the Portfolio) that has investment objectives and policies substantially identical to those of the Fund. The investment performance of a Fund depends upon the investment performance of its Portfolio. If the investment policies of a Fund and its Portfolio became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the SAI.

OTHER INVESTMENT STRATEGIES AND RISKS

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' fiscal years since inception. The fiscal year runs from July 1 to June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the annual report. You can request a free annual report by calling 1-800-426-3750.

LIBERTY INTERMEDIATE BOND FUND


                                                                                         Period Ended
                                                             Years ended June 30            June 30
                                                             2000           1999            1998(a)
                                                            Class K        Class K          Class K
Net asset value --
Beginning of period ($)                                      9.64           10.01            10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income                                        0.61            0.60             0.24
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     (0.40)          (0.36)            0.01
-----------------------------------------------------------------------------------------------------
Total from investment operations                             0.21            0.24             0.25
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS                                                             ---------------------------
Net investment income                                       (0.58)           0.61             0.24
-----------------------------------------------------------------------------------------------------
In excess of net investment income                          (0.02)
-----------------------------------------------------------------------------------------------------
Return of capital                                           (0.02)
-----------------------------------------------------------------------------------------------------
Net asset value--End of period ($)                           9.25           9.64            10.01
-----------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (b) (%)          1.00            1.00             1.00(c)
------------------------------------------------------------------
Ratio of net investment income to average net
  assets(d) (%)                                              6.44            6.13             6.06(c)
------------------------------------------------------------------
Portfolio turnover rate (f) (%)                               356             253               86
-----------------------------------------------------------------------------------------------------
Total return (d) (%)                                         2.25            2.45             2.52(e)
-----------------------------------------------------------------------------------------------------
Net assets, end of period($) (000,s)                          178           1,706            2,122
-----------------------------------------------------------------------------------------------------


(a)  From commencement of operations on Feb. 4, 1998.


(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Advisor, this ratio would have been 15.90% and 3.86% for the years ended June 30, 2000 and 1999, and 10.50%, respectively, for the period ended June 30, 1998.


(c)  Annualized

(d)  Computed giving effect to the Advisor's expense limitation undertaking.

(e)  Not annualized.

(f)  This represents the turnover rate of the Portfolio.

FINANCIAL HIGHLIGHTS


STEIN ROE ADVISOR HIGH-YIELD MUNICIPALS FUND


                                                                                          Period Ended
                                                            Years ended June 30             June 30
                                                           2000             1999            1998(d)
                                                         Class K           Class K          Class K
Net asset value -- Beginning of period ($)                 9.75             9.94             10.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income                                      0.17             0.48              0.20
------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                          (0.39)           (0.18)            (0.06)
------------------------------------------------------------------------------------------------------
Total from investment operations                          (0.23)            0.30              0.14
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
                                                                                        --------------
Net investment income                                      (046)           (0.49)            (0.20)
------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                                          9.06             9.75              9.94
------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net
assets (a) (%)                                             1.10             1.10              1.10 (e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
(b) (%)                                                    4.97             4.88              5.13 (e)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (g) (%)                              14               19                 3 (f)
------------------------------------------------------------------------------------------------------
Total return (d) (%)                                      (2.37)            3.08 (c)          1.42 (f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000,) ($)                         57              936             1,029
------------------------------------------------------------------------------------------------------


(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Advisor, this ratio would have been 11.92% and 5.97% for the years ended June 30, 2000 and 1999, and 16.25% (annualized) for the period ended June 30, 1998.

(b)  Computed giving effect to the Advisor's expense limitation undertaking.

(c) 0.50% of the return for the fiscal year ended June 30, 1999 is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return for the Fund for this period would have been 2.58%.

(d)  From commencement of operations on Feb. 4, 1998.


(e)  Annualized.



(f)  Not annualized



(g)  This represents the turnover rate of the Portfolio.

NOTES

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                                                                              27

NOTES

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                                                                              28

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Advisor Trust: 811-07955


- Liberty Intermediate Bond Fund (formerly, Stein Roe Advisor Intermediate Bond
  Fund)


- Stein Roe Advisor High-Yield Municipals Fund

--------------------------------------------------------------------------------
                           [LIBERTY FUNDS LETTERHEAD]

             STATEMENT OF ADDITIONAL INFORMATION DATED NOV. 1, 2000


                         LIBERTY-STEIN ROE ADVISOR TRUST


                  STEIN ROE ADVISOR HIGH-YIELD MUNICIPALS FUND
                         LIBERTY INTERMEDIATE BOND FUND


           Suite 3300, One South Wacker Drive, Chicago, Illinois 60606



         This Statement of Additional Information (SAI) is not a prospectus, but provides additional information that should be read in conjunction with the
Funds' prospectus dated Nov. 1, 2000, and any supplements thereto ("Prospectus"). Financial statements, which are contained in the Funds' June 30, 2000 Annual Reports, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by calling Stein Roe & Farnham Incorporated. For additional information, call Retirement Services at 800-322-1130 or Advisor/Broker Services at 800-322-0593.



                                TABLE OF CONTENTS

                                                                            Page
General Information and History....................................    3
Investment Policies................................................    4
Portfolio Investments and Strategies...............................    4
Investment Restrictions............................................    22
Additional Investment Considerations...............................    26
Management.........................................................    29
Financial Statements...............................................    32
Principal Shareholders.............................................    33
Investment Advisory and Other Services.............................    34
Custodian..........................................................    36
Independent Auditors...............................................    37
Distributor........................................................    37

Transfer Agent and Shareholder Servicing...........................    38
Purchases and Redemptions..........................................    38
Portfolio Transactions.............................................    39
Additional Income Tax Considerations...............................    45
Investment Performance.............................................    46
Master Fund/Feeder Fund: Structure and Risk Factors................    50
Appendix -- Ratings................................................    52

                         GENERAL INFORMATION AND HISTORY


         Stein Roe Advisor High-Yield Municipals Fund ("Advisor High-Yield Municipals Fund") and Liberty Intermediate Bond Fund ("Intermediate Bond Fund") (referred to collectively as the "Funds") are separate series of Liberty-Stein Roe Advisor Trust (the "Trust"). Prior to July 14, 2000, Liberty Intermediate Bond Fund was known as Stein Roe Advisor Intermediate Bond Fund. Each Fund offers one class of shares, Class K. Prior to March 3, 1999, the name of the Trust was Stein Roe Advisor Trust. On Sept. 13, 1996, the spelling of the Trust's name was changed from "Adviser" to "Advisor."


         The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, five series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

         Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

         Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to
Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

         Each Fund acts as a "feeder fund." Rather than investing in securities directly, it seeks to achieve its objective by pooling its assets with those of other investment companies for investment in a separate "master fund" having the same investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each Fund invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:


         FEEDER FUND                               MASTER FUND
         -----------                               -----------
     Advisor High-Yield           SR&F High-Yield Municipals Portfolio ("High-Yield
      Municipals Fund                  Municipals Portfolio")
       Intermediate               SR&F Intermediate Bond Portfolio ("Intermediate Bond
         Bond Fund                     Portfolio")



The master funds are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors.

         Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative and accounting and recordkeeping services to each Fund and each Portfolio and provides investment advisory services to each Portfolio.

                               INVESTMENT POLICIES

         The Trust and SR&F Base Trust are open-end management investment companies. The Funds and Portfolios are diversified, as that term is defined in the Investment Company Act of 1940.

         The investment objectives and policies are described in the Prospectus under The Funds. In pursuing its objective, a Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."(1)

                      PORTFOLIO INVESTMENTS AND STRATEGIES

AMT SECURITIES

         Although High-Yield Municipals Portfolio currently limits its investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, it may invest 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax ("AMT").


--------

(1) A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

DEBT SECURITIES

         In pursuing its investment objective, each Portfolio invests in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security, but Stein Roe will consider that fact in determining whether that Portfolio should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Medium-and Lower-Quality Debt Securities

         Each Portfolio may invest in medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality securities, commonly referred to as "junk bonds," are those rated below the fourth highest rating category or bond of comparable quality.

         Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. A Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

         An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Achievement of the investment objective will be more dependent on Stein Roe's credit analysis than would be the case if a Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Stein Roe employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

         Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

DEFENSIVE INVESTMENTS

         When Stein Roe considers a temporary defensive position advisable, Intermediate Bond Portfolio may invest, without limitation, in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

         Consistent with its objective, Intermediate Bond Portfolio and, to a lesser extent, High-Yield Municipals Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

         Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

         The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

         No Portfolio intends to invest more than 5% of its assets in any type of Derivative. (See Options and Futures below.)

         Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

         Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by a Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

         Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

         Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

INTEREST RATE SWAPS, CAPS AND FLOORS

  The Intermediate Bond Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

        The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

        In circumstances in which Stein Roe anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

        The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance could be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

        Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.





INTERFUND BORROWING AND LENDING PROGRAM

         Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund and Portfolio may lend money to and borrow money from other mutual funds advised by Stein Roe. A Portfolio will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

LENDING OF PORTFOLIO SECURITIES

         Subject to the restriction on lending under Investment Restrictions in this SAI, Intermediate Bond Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. Cash collateral for securities loaned will be invested in liquid high-grade debt securities. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

LINE OF CREDIT

         Subject to its restriction on borrowing under Investment Restrictions, each Fund and Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

PARTICIPATION INTERESTS

         High-Yield Municipals Portfolio may purchase participation interests in all or part of specific holdings of Municipal Securities, but does not intend to do so unless the tax-exempt status of those participation interests or certificates of participation is confirmed to the satisfaction of the Board of Trustees, which may include consideration of an opinion of counsel as to the tax-exempt status. Each participation interest would meet the prescribed quality standards of the Portfolio or be backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Portfolio. Some participation interests are illiquid securities.

         High-Yield Municipals Portfolio may also purchase participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by leased property, disposition of the property in the event of foreclosure might prove difficult.

         The Board of Trustees has delegated to Stein Roe the responsibility to determine the credit quality of participation interests. The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

PIK AND ZERO COUPON BONDS

         Intermediate Bond Portfolio may invest up to 20% of its assets in zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). High-Yield Municipals Portfolio also may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because a Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

RATED SECURITIES

         For a description of the ratings applied by rating services to Municipal Securities and other debt securities, please refer to the Appendix. The fact that the rating of a debt security may be lost or reduced below the minimum level applicable to its original purchase by the Portfolio does not require that obligation to be sold, but Stein Roe will consider such fact in determining whether the Portfolio should continue to hold the obligation. In the case of Municipal Securities with a demand feature acquired by High-Yield Municipals Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Portfolio must dispose of the security within a reasonable period of time either by exercising the demand feature or by selling the security in the secondary market, unless the Board of Trustees determines that it is in the best interests of the Portfolio and its shareholders to retain the security.

         To the extent that the ratings accorded by Moody's, S&P, or Fitch IBCA for debt securities may change as a result of changes in such organizations, or changes in their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment policies. The Board of Trustees is required to review such ratings with respect to High-Yield Municipals Portfolio.

REMICS

         Intermediate Bond Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

REPURCHASE AGREEMENTS

         Each Portfolio may invest in repurchase agreements, provided that it may not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Portfolio could experience both losses and delays in liquidating its collateral.

REVERSE REPURCHASE AGREEMENTS

         Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.

         At the time a Portfolio enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

PRIVATE PLACEMENTS

         High-Yield Municipals Portfolio may invest in securities that are purchased in private placements (including privately placed securities eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ["1933 Act"]) and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Stein Roe believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing net asset value.

RULE 144A SECURITIES

         Each Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolios' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 5% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Portfolio expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

SHORT SALES "AGAINST THE BOX"

         Each Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

         In a short sale against the box, a Portfolio does not deliver from its portfolio the securities sold. Instead, the Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. The Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, the Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Portfolio is able to enter into short sales. There is no limitation on the amount of a Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Portfolio will invest more than 5% of its total assets in short sales against the box.

STANDBY COMMITMENTS

         Each Portfolio may obtain standby commitments when purchasing securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. High-Yield Municipals Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by High-Yield Municipals Portfolio should exceed the current value of the underlying securities, High-Yield Municipals Portfolio may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Portfolio's business relationship with the issuer. High-Yield Municipals Portfolio will enter into standby commitments only with banks and securities dealers that, in the opinion of Stein Roe, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when High-Yield Municipals Portfolio exercises a standby commitment, it might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining High-Yield Municipals Portfolio's net asset value.

         Standby commitment agreements create an additional risk for Intermediate Bond Portfolio because the other party to the standby agreement generally will not be obligated to deliver the security, but the Portfolio will be obligated to accept it if delivered. Depending on market conditions, the Portfolio may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Portfolio. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of a standby commitment agreement will likely result in the delivery of the security, and, therefore, such decrease will be reflected in net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Portfolio actually obtains the security.

TAXABLE SECURITIES

         Assets of High-Yield Municipals Portfolio that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments such as: (1) U.S. Government bills, notes and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government (including obligations not backed by the full faith and credit of the U.S. Government); (3) other money market instruments such as certificates of deposit and bankers' acceptances of domestic banks having total assets in excess of $1 billion, and corporate commercial paper rated Prime-1 by Moody's or A-1 by S&P at the time of purchase, or, if unrated, issued or guaranteed by an issuer with outstanding debt rated Aa or better by Moody's or AA or better by S&P ; and (4) repurchase agreements with banks and securities dealers. High-Yield Municipals Portfolio limits repurchase agreements to those that are short-term, subject to its restriction (g) under Investment Restrictions (although the underlying securities may not be short-term).

TENDER OPTION BONDS; TRUST RECEIPTS

         High-Yield Municipals Portfolio may purchase tender option bonds and trust receipts. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Stein Roe will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons. High-Yield Municipals Portfolio does not intend to invest more than 10% of net assets in tender option bonds and trust receipts.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; FORWARD COMMITMENTS

         Each Portfolio may purchase securities on a when-issued or delayed-delivery basis, and High-Yield Municipals Portfolio may purchase forward commitments. Although the payment and interest terms of these securities are established at the time a Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolios make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. No Portfolio currently intends to make commitments to purchase when-issued securities in excess of 5% of its net assets.

Securities purchased by Intermediate Bond Portfolio on a when-issued or delayed-delivery basis are sometimes done on a "dollar roll" basis. Dollar roll transactions consist of the sale by the Portfolio of securities with a commitment to purchase similar but not identical securities, generally at a lower price at a future date. A dollar roll may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. A dollar roll transaction involves the following risks: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which the Portfolio is required to repurchase may be worth less than a security which the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Portfolio having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation.

FOREIGN SECURITIES

         Intermediate Bond Portfolio may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or foreign debt securities denominated in U.S. dollars, or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Portfolio is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities.
These  considerations  include:   fluctuations  in  exchange  rates  of  foreign
currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

         Although the Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         Intermediate Bond Portfolio has no current intention of investing more than 5% of its total assets in foreign securities.

         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Intermediate Bond Portfolio's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. The Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The Portfolio may not engage in "speculative" currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, Intermediate Bond Portfolio may either sell the security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for Intermediate Bond Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of a portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.

         If Intermediate Bond Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for Intermediate Bond Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Intermediate Bond Portfolio may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows -- at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of the Portfolio's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Portfolio having a value at least equal to such accrued excess will be segregated on the books of the Portfolio and held by the Custodian for the duration of the swap. The Portfolio may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a return similar to a direct investment in a foreign security.

OPTIONS ON SECURITIES AND INDEXES

         Each Portfolio may purchase and sell put options and call options on securities, indexes or -- in the case of Intermediate Bond Portfolio -- foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. Each Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Portfolio desires.

         A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each Portfolio may use interest rate futures contracts and index futures contracts, and Intermediate Bond Portfolio may use foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         A Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase that Portfolio's exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures

----------

(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

         A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio engaging in the transaction realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio engaging in the transaction realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the investment portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Portfolio's portfolio.

A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

         A Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Portfolio's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Portfolio.

         A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions.


----------

(3) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

         If a Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased
(call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security
(call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Portfolio writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.


----------

(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a
Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If a Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Portfolio's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the other investments, and shareholders are advised of the nature of the payments.

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS

         Fundamental policies may be changed only with the approval of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940. Non-fundamental investment restrictions, which may be required by various laws and administrative positions, may be changed by the Board of Trustees without a vote of shareholders.

         The following investment restrictions (other than material within brackets) are fundamental policies of Advisor High-Yield Municipals Fund and High-Yield Municipals Portfolio. Neither the Fund nor the Portfolio may:

(1) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund [Fund and Portfolio] [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets];(5)

(2) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), but it may make margin deposits in connection with futures and options transactions;

(3) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

(4) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

(5) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

(6) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;


----------

(5) In the case of a security that is insured as to payment of principal and interest, the related insurance policy is not deemed a security, nor is it subject to this investment restriction.

(7) purchase portfolio securities from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser;

(8) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, except that it may enter into futures and options transactions;

(9) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(10) purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein);

(11) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio.

         The following are the nonfundamental restrictions of Advisor High-Yield Municipals Fund and High-Yield Municipals Portfolio. None of the following restrictions shall prevent Advisor High-Yield Municipals Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Neither the Fund nor the Portfolio may:

(a)   own more than 10% of the outstanding voting securities of an issuer;

(b)   invest in companies for the purpose of exercising control or management;

(c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;

(d) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand and that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization

(g) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

(h) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity; or

(i) write a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.


         Following are the fundamental investment restrictions of Intermediate Bond Fund and Intermediate Bond Portfolio. Neither the Fund nor the Portfolio may:


(1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to U.S. Government Securities, and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

(2) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

(3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

(4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

(6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

(7) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

(8) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

(9) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

(10) issue any senior security except to the extent permitted under the Investment Company Act of 1940.


         Following are the non-fundamental investment restrictions of Intermediate Bond Fund and Intermediate Bond Portfolio. None of the following restrictions shall prevent Intermediate Bond Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Neither the Fund nor the Portfolio may:


(A)   invest for the purpose of exercising control or management;

(B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;(6)

(C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

(D)   purchase  shares  of  other  open-end  investment  companies,   except  in
      connection with a merger, consolidation, acquisition, or reorganization;

(E) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

(F) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

(G) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

(H) invest in limited partnerships in real estate unless they are readily marketable;

(I) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(J) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

(K)   invest more than 15% of its net assets  (taken at market value at the time
      of  a  particular   investment)  in  illiquid   securities(7),   including
      repurchase agreements maturing in more than seven days.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

         Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:


----------

(6) The Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Funds intend to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.

(7) In the judgment of Stein Roe, Private Placement Notes, which are issued pursuant to Section 4(2) of the Securities Act of 1933, generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.

What are my investment goals?

It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

         In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

         In addition, Stein Roe believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.

ADDITIONAL RISKS RELATING TO MUNICIPAL SECURITIES

         The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

         Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon. In addition, from time to time proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such proposals are enacted, the availability of Municipal Securities for investment by the High-Yield Municipals Portfolio and the value of its investment portfolio would be affected and, in such an event, the Portfolio and Advisor High-Yield Municipals Fund would reevaluate its investment objectives and policies.

         Because High-Yield Municipals Portfolio may invest in industrial development bonds, Advisor High-Yield Municipals Fund may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for "related persons of substantial users."

         In addition, High-Yield Municipals Portfolio invests in Municipal Securities issued after the effective date of the Tax Reform Act of 1986 (the "1986 Act"), which may be subject to retroactive taxation if they fail to continue to comply after issuance with certain requirements imposed by the 1986 Act.

         Although the banks and securities dealers from which the Portfolio may acquire repurchase agreements and standby commitments, and the entities from which it may purchase participation interests in Municipal Securities, will be those that Stein Roe believes to be financially sound, there can be no assurance that they will be able to honor their obligations.

                                   MANAGEMENT

         The  Board  of   Trustees   of  the  Trust   has   overall   management
responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the trustees and officers of the Trust:


                                         POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
         NAME, AGE; ADDRESS               WITH THE TRUST                       DURING PAST FIVE YEARS
         ------------------               --------------                       ----------------------
William D. Andrews, 53; One South       Executive Vice-President        Executive vice president of Stein Roe
Wacker Drive, Chicago, IL  60606
(4)

John A. Bacon Jr., 73; 4N640 Honey      Trustee                         Private investor
Hill Road, Box 296, Wayne, IL 60184
(3)(4)

Christine Balzano, 35;                  Vice-President                  Senior vice president of Liberty Funds Services, Inc.;
245 Summer Street, Boston, MA 02210                                     formerly vice president and assistant vice president

William W. Boyd, 73;                    Trustee                         Chairman and director of Sterling Plumbing (manufacturer
2900 Golf Road, Rolling Meadows,                                        of plumbing products)
IL  60008 (2)(3)(4)

David P. Brady, 36;                     Vice-President                  Senior vice president of Stein Roe since March 1998;
One South Wacker Drive, Chicago, IL                                     vice president of Stein Roe from Nov. 1995 to March
60606 (4)                                                               1998; portfolio manager for Stein Roe since 1993

Daniel K. Cantor, 41;                   Vice-President                  Senior vice president of Stein Roe
1330 Avenue of the Americas, New
York, NY 10019 (4)


Kevin M. Carome, 44;               Executive                Executive Vice President of the Stein Roe Funds since May 1999
One Financial Center               Vice President          (formerly Vice President and  Secretary); General Counsel and
Boston, MA 02111 (4)                                        Secretary of Stein Roe since 1998; Executive Vice President of
                                                            Liberty  Funds Group and Liberty All-Star
                                                            Funds since October,  2000; Executive Vice
                                                            President and Assistant Secretary,
                                                            Liberty  Funds Group Chicago; Senior Vice
                                                            President,     Legal since January,  1999
                                                            of   Liberty   Funds  Group;     Associate
                                                            General  Counsel and Vice   President  of
                                                            Liberty    Financial Companies, Inc. through January,
                                                            1999.

Denise E. Chasmer, 32;                  Vice President                  Employee of Liberty Funds Services, Inc. and assistant
12100 East Iliff Avenue                                                 vice president of Stein Roe since November 1999; manager
Aurora, CO 80014 (4)                                                    with Scudder Kemper Investments from October 1995 to
                                                                        November 1999; assistant manager with Scudder Kemper
                                                                        prior thereto

Lindsay Cook, 48; 600 Atlantic          Trustee                         Executive vice president of Liberty Financial Companies,
Avenue, Boston, MA 02210 (1)(2)(4)                                      Inc. since March 1997; senior vice president prior thereto




Stephen E. Gibson, 47; One       President            Director of Stein Roe since September 1, 2000, President and
Financial Center, Boston, MA                          Vice Chairman of  Stein Roe since January, 2000 (formerly
02111 (4)                                             Assistant Chairman from August, 1998 to January, 2000);
                                                      President of the Stein Roe Funds since November 1999;
                                                      President  of the  Liberty Funds  since  June,  1998,
                                                      Chairman  of the  Board of the  Liberty  Funds  since
                                                      July,      1998,     Chief Executive    Officer   and
                                                      President  since December, 1996 and  Director,  since
                                                      July,   1996  of  Colonial Management      Associates
                                                      (formerly  Executive  Vice President from July,  1996
                                                      to    December,     1996); Director,  Chief Executive
                                                      Officer and  President  of LFG since  December,  1998
                                                      (formerly Director,  Chief Executive    Officer   and
                                                      President  of The Colonial Group,   Inc.  (TCG)  from
                                                      December, 1996  to December, 1998); (formerly Managing Director    of
                                                      Marketing     of    Putnam Investments, June, 1992 to
                                                      July, 1996.)


Erik P. Gustafson,  37;  Vice-President  Senior portfolio  manager of Stein Roe;
senior vice One South  Wacker  Drive,  president  of Stein Roe since April 1996;
vice president Chicago, IL 60606 (4) of Stein Roe prior thereto

Douglas A. Hacker, 44;                  Trustee                         Senior vice president and chief financial officer of
P.O. Box 66100, Chicago, IL 60666                                       UAL, Inc. (airline)
(3)(4)

Loren A. Hansen, 52; One South          Executive Vice-President        Chief investment officer of CMA ("CMA") since 1997;
Wacker Drive, Chicago, IL  60606 (4)                                    executive vice president of Stein Roe since Dec. 1995;
                                                                        vice president of The Northern Trust (bank) prior thereto

Harvey B. Hirschhorn, 50; Vice-President Executive vice president, senior portfolio manager, and One South Wacker Drive, chief economist and investment strategist of Stein Roe; Chicago, IL 60606 (4) director of research of Stein
Roe, 1991 to 1995

Janet Langford Kelly, 42; One           Trustee                         Executive vice president-corporate development, general
Kellogg Square, Battle Creek, MI                                        counsel and secretary of Kellogg Company since Sept.
49016 (3)(4)                                                            1999; senior vice president, secretary and general
                                                                        counsel of Sara Lee Corporation (branded, packaged,
                                                                        consumer-products manufacturer) from 1995 to Aug. 1999;
                                                                        partner of Sidley & Austin (law firm) prior thereto

Michael T. Kennedy, 38; One South       Vice-President                  Senior vice president of Stein Roe
Wacker Drive, Chicago, IL  60606 (4)

Gail D. Knudsen, 38;                    Vice-President                  Vice president and assistant controller of CMA
245 Summer Street, Boston, MA 02210
(4)

Stephen F. Lockman, 39; One South       Vice-President                  Senior vice president, portfolio manager, and credit
Wacker Drive, Chicago, IL  60606 (4)                                    analyst of Stein Roe


Pamela A. McGrath, 47: One       Senior Vice          Treasurer and Senior Vice President of the Stein Roe Funds
Financial Center, Boston, MA     President and        since May 2000; Treasurer and Chief Financial Officer of the
02111 (4)                        Treasurer            Liberty Funds since April 2000; Treasurer of the Liberty
                                                      All-Star Funds since April 2000; Treasurer and, Chief
                                                      Financial  Officer  of the Liberty  Funds Group since
                                                      December 1999; Senior Vice President  of the  Liberty
                                                      Funds  Group  since  April 2000;    Chief   Financial
                                                      Officer,   Treasurer   and Senior Vice  President  of
                                                      Colonial        Management Associates  since December
                                                      1999;      Senior     Vice President  and Director of
                                                      Offshore   Accounting  for Putnam Investments,  Inc.,
                                                      from May  1998 to  October 1999; Managing Director of
                                                      Scudder Kemper Investments from   October,   1984  to
                                                      December 1997.

Mary D. McKenzie, 46;                   Vice-President                  President of Liberty Funds Services, Inc.
One Financial Center, Boston, MA
02111 (4)

Charles R. Nelson, 58; Department       Trustee                         Van Voorhis Professor of Political Economy, Department
of Economics, University of                                             of Economics of the University of Washington
Washington, Seattle, WA 98195 (3)(4)

Maureen G. Newman, 41; One              Vice-President                  Vice President of Stein Roe since Nov. 1998; portfolio
Financial Center, Boston, MA 02111                                      manager and vice president of CMA since May 1996;
(4)                                                                     portfolio manager and bond analyst at Fidelity
                                                                        Investments prior thereto

Nicholas S. Norton, 41; 12100 East      Vice-President                  Senior vice president of Liberty Funds Services, Inc.
Iliff Avenue, Aurora, CO 80014 (4)                                      since Aug. 1999; vice president of Scudder Kemper, Inc.
                                                                        from May 1994 to Aug. 1999

Joseph R. Palombo, 47 One        Trustee and          Treasurer and Senior Vice President of the Stein Roe Funds
Financial Center, Boston, MA     Chairman of the      since May 2000; Treasurer and Chief Financial Officer of the
02111 (4)                        Board                Liberty Funds since April 2000; Treasurer of the Liberty
                                                      All-Star Funds since April 2000; Treasurer and, Chief
                                                      Financial  Officer  of the Liberty  Funds Group since
                                                      December 1999; Senior Vice President  of the  Liberty
                                                      Funds  Group  since  April 2000;    Chief   Financial
                                                      Officer,   Treasurer   and Senior Vice  President  of
                                                      Colonial  Management Associates  since December
                                                      1999;      Senior     Vice President  and Director of
                                                      Offshore   Accounting  for Putnam Investments,  Inc.,
                                                      from May  1998 to  October 1999; Managing Director of
                                                      Scudder Kemper Investments from   October,   1984  to
                                                      December 1997.


Thomas C. Theobald, 62; Suite 1300,     Trustee                         Managing director, William Blair Capital Partners
222 West Adams Street, Chicago, IL                                      (private equity fund)
60606 (3)(4)


----------

(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940.

(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.

(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

(4) This person holds the corresponding officer or trustee position with SR&F Base Trust.

         Certain of the trustees and officers of the Fund and the Portfolio are trustees or officers of other investment companies managed by Stein Roe; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Funds' distributor.


         Officers and trustees affiliated with Stein Roe serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. The following table sets forth compensation paid to the trustees during the year ended June 30, 2000 and the calendar year ended December 31, 2000:







                                                                             Total Compensation
                                        Aggregate                              From the Fund
                                       Compensation          Aggregate         Complex Paid to
                                           From          Compensation From    the Trustees for
        Trustee                        Intermediate          HighYield        the Calendar Year
                                      Bond Fund for       Municipals Fund    Ended December 31,
                                      the Fiscal Year     for the Fiscal            1999*
                                      Ended June 30,     Year Ended June
                                           2000              30, 2000
        Lindsay Cook                         -0-                 -0-                    -0-
        John A. Bacon Jr.                 1,400               1,400               $103,450
        William W. Boyd                   1,500               1,500                109,950
        Douglas A. Hacker                 1,400               1,400                 93,950
        Janet Langford Kelly              1,400               1,400                103,450
        Charles R. Nelson                 1,500               1,500                108,050
        Thomas C. Theobald                1,400               1,400                103,450



      * At June 30, 2000, the Stein Roe Fund Complex consisted of five series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Funds Income Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty-Stein Roe Advisor Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.






                              FINANCIAL STATEMENTS


         Please refer to the June 30, 2000 Financial Statements (statements of assets and liabilities and schedules of investments as of June 30, 2000 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the June 30, 2000 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual

Report) are incorporated herein by reference.  The Annual Report may be obtained
at  no  charge  by   telephoning   Retirement   Services  at   800-322-1130   or
Advisor/Broker Services at 800-322-0593.

                             PRINCIPAL SHAREHOLDERS



As of September 30, 2000, the Trustees and Officers of the Trust owned as a group less than 1% of the then outstanding shares of each Fund.



As of September 30, 2000, the only persons known by the Trust to own of record or "beneficially" 5% or more of the outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:



                                                                                            APPROXIMATE % OF
             NAME AND ADDRESS                                 FUND                       OUTSTANDING SHARES HELD
             ----------------                                 ----                       -----------------------
John Arthur Willis                          Advisor High Yield Municipals Fund                     14.30
15 Saxony Drive
Trumbull, CT 06611

Stanislaw Jaskiewicz                        Advisor High Yield Municipals Fund                      6.44
P.O. Box 194
453 North Main St.
Southington, CT 06489

Mark T. Engemoen                            Advisor High Yield Municipals Fund                     11.09
300 Sundance Circle
Fort Collins, CO 80524

Guatam Shah                                 Advisor High Yield Municipals Fund                     10.76
Leena Shah JTWROS
25 Canal St.
New brotaon, CT 06052

Kathleen F. Zemeitus Custodian               Intermediate Bond Fund                                13.47
Kristin A. Zemeitus ATMA-MA
15 Stevens Ave.
Braintree, MA 02184

Investors Bank & Trust Co., Custodian       Intermediate Bond Fund                                 14.18
Margaret A Tattersall Rollover IRA
95 Verona Street
Lynn, MA 01904

Investors Bank & Trust Co., Custodian       Intermediate Bond Fund                                 20.04
Manual A Russo IRA
751 Adams St.
Holliston, MA 01746
Investors Bank & Trust Co., Custodian       Intermediate Bond Fund                                 17.53
Vander B. Fuller IRA
145 Loblolly Lane
Bastrop, TX 78602

Philip W. Morin                             Intermediate Bond Fund                                  6.81
Elizabeth A. Morin JT Ten
34 Union St.
Milford, MA 01757
Lucille M. Scully                           Intermediate Bond Fund                                  6.27
47 Euclid Ave.
Waterbury, CT 06710



                     INVESTMENT ADVISORY AND OTHER SERVICES

         Stein Roe & Farnham Incorporated provides administrative services to each Fund and Portfolio and portfolio management services to each Portfolio. Stein Roe is a wholly owned subsidiary of SteinRoe Services Inc., which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Corporate Holdings, which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.


         The directors of Stein Roe are C. Allen Merritt, Jr.; Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Gibson is Chairman, CEO, President and Director of Liberty Funds Group. Mr. Palombo is Trustee and Chairman of the Board of Trustees of Liberty Funds Group. The business address of Mr Merritt is Federal Reserve Plaza, Boston, MA 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

         In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets (shown in millions), gross fees paid for the two most recent fiscal years, and any expense reimbursements by Stein Roe (dollars in thousands):



                                                                                       YEAR           YEAR            PERIOD
                                                  CURRENT RATES (AS A % OF             ENDED          ENDED            ENDED
      FUND/PORTFOLIO              TYPE               AVERAGE NET ASSETS)              6/30/00        6/30/99          6/30/98
      --------------              ----               -------------------              -------        -------          -------
Intermediate Bond Fund     Administrative fee     .150%                                     $4            $ 5         $  46

                           Reimbursement          Expenses exceeding 1.00%                                100            29

Intermediate Bond          Management fee         .350%                                  1,451          1,577           596
Portfolio

High-Yield Municipals      Administrative fee     .150% up to $100 million,                  9              2            28
    Fund                                          .125% next $100 million,
                                                  .100% thereafter

                           Reimbursement          Expenses exceeding 1.10%                  77             94            29

High-Yield Municipals      Management fee         .450% up to $100 million,              1,163          1,399           580
    Portfolio                                     .425% next $100 million,
                                                  .400% thereafter


         Stein Roe provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

         The administrative agreement provides that Stein Roe shall reimburse each Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse a Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of a Fund, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursement will enhance the yield of such Fund.

         The management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

         Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT


         Pursuant to a separate agreement with the Trust, Stein Roe receives a fee for performing certain bookkeeping and accounting services. For these services, Stein Roe receives an annual fee of $25,000 per series plus .0025 of 1% of average net assets over $50 million (dollars in thousands). During the fiscal years ended June 30, 2000, 1999 and 1998, Stein Roe received $51, $50 and $38 each year, from the Funds for services provided under this agreement.


                                    CUSTODIAN

         State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

         Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

         The Board of Trustees of each Trust reviews, at least annually, whether it is in the best interests of Intermediate Bond Fund and its shareholders for Intermediate Bond Portfolio to maintain assets in each of the countries in which it invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

         The Portfolios may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                              INDEPENDENT AUDITORS

         The independent auditors for each Fund and each Portfolio are Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trusts.

                                   DISTRIBUTOR

         Shares of Funds are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect subsidiary of Liberty Financial, under a Distribution Agreement. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party ("independent trustees"). The Distributor has no obligation, as underwriter, to buy Fund shares, and purchases shares only upon receipt of orders from authorized Intermediaries. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

         Each Fund offers one class of shares (Class K) and may in the future offer other classes of shares. Class K shares are offered at net asset value, subject to a Rule 12b-1 fee.

         The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for personal service and/or the maintenance of shareholder accounts, the Distributor receives a service fee at an annual rate not to exceed 0.25% of net assets attributed to each class of shares other than Class K shares. The Distributor receives a distribution and/or service fee of 0.25% of the net assets of Class K shares. The Plan also provides that as compensation for the promotion and distribution of shares of the Funds including its expenses related to sale and promotion of Fund shares, the Distributor receives from each Fund a fee at an annual rate of not exceeding 0.10% of the average net assets attributed to Class A shares, and 0.75% of the average net assets attributed to each of its Class B and Class C shares. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate of 0.25% of net assets attributed to Class A shares. At this time, the Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05% annually. The Distributor may terminate this voluntary limitation without shareholder approval. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares are purchased. Class C and Class K shares do not convert. The Distributor generally pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Funds during any year may be more or less than the cost of distribution or other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid. The Trust's Plan complies with those rules.

         The trustees believe that the 12b-1 Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of shareholders. The 12b-1 Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the independent trustees. The 12b-1 Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the trustees in the manner provided in the foregoing sentence. The 12b-1 Plan may be terminated at any time by a vote of a majority of the independent trustees or by a vote of a majority of the outstanding voting securities of the relevant Class of shares.

                    TRANSFER AGENT AND SHAREHOLDER SERVICING

         Liberty Funds Services, Inc. (the "Transfer Agent"), P.O. Box 1722, Boston, MA 02105, an indirect subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, the Transfer Agent receives from each Fund a fee based on the following annual rates:

                                                          CLASS K SHARES
                                                          --------------
Account maintenance and trade processing                      0.05%
Client services                                               0.25%
                                                              -----
Total                                                         0.30%

The Trust believes the charges by the Transfer Agent to the Funds are comparable to those of other companies performing similar services.

         Some Intermediaries that maintain nominee accounts with the Funds for their clients who are Fund shareholders may be paid a fee from the Transfer Agent for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the heading Your Account, and that information is incorporated herein by reference. It is the responsibility of any broker-dealers, bank trust departments, asset allocation programs sponsored by Stein Roe, wrap fee programs, and other retirement plan service providers ("Intermediaries"), through whom you purchase or redeem shares to establish procedures insuring the prompt transmission to the Trust of any such purchase order.

         Each Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is received in good order. The public offering price is the net asset value plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through Intermediaries, the public offering price will be determined on the day the order is placed in good order, but only if the Intermediary receives the order prior to the time at which shares are valued and transmits it to a Fund before that day's transactions are processed or at such other times as agreed by the parties. If the Intermediary fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the Intermediary. If the Intermediary receives the order after the time at which a Fund values its shares, the price will be based on the net asset value determined as of the close of the NYSE on the next day it is open. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price next determined after receipt in good order. Payment for shares must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

         The net asset value per share for each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

         The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

         The Trust reserves the right to suspend or postpone redemptions of shares of the Funds during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or
(c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

                             PORTFOLIO TRANSACTIONS

         Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients").

         Purchases and sales of portfolio securities for Intermediate Bond Portfolio are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by the Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, a Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

         Portfolio securities for High-Yield Municipals Portfolio are purchased both in underwritings and in the over-the-counter market. Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of portfolio securities directly with the issuers.

         Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

         Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Portfolios. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

         Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

         It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

         Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

         Stein Roe places certain trades for the Portfolios through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Portfolios pay ATI a commission for these transactions. The Funds and the Portfolios have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

         CONSISTENT WITH THE RULES OF FAIR PRACTICE OF NATIONAL SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTING AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

         Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the brokers-dealer.

         The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

         Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

         Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

         Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

         Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

-    Quantitative/Technical   Analysis   --   software   tools  that  assist  in
     quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

-    Fixed Income  Security  Analysis -- data and analytical  tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

-    Other Specialized Tools -- other specialized products,  such as specialized
     economic   consulting   analyses  and  attendance  at  investment  oriented
     conferences.

         Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

         Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

         The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

         In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

         Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

         In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

         The Trust has arranged for the custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.

         The Board has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers ("NASD"). Therefore, except with respect to purchases by High-Yield Municipals Portfolio of municipal securities which are not subject to NASD Rules, the Portfolios will not attempt to recapture underwriting discounts or selling concessions.

         Intermediate  Bond  Portfolio paid $8,957 and $22,606 in commissions on
futures   transactions   during  the  period  ended  June  30,  1998  and  1999,
respectively. The Fund did not pay commissions for fiscal year 2000.


       During the last fiscal year, held securities issued by one or more of its regular broker-dealers or the parent of such broker-dealers that derive more than 15% of gross revenue from securities-related activities. Such holdings were as follows at June 30, 2000:



                                                Value of Securities Held
                Broker-Dealer                        (in thousands)
                -------------                        --------------


                      ADDITIONAL INCOME TAX CONSIDERATIONS

         Each Fund intends to qualify under Subchapter M of the Internal Revenue Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

         Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         Each Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

         Advisor High-Yield Municipals Fund. This Fund intends to distribute substantially all of its income, tax-exempt and taxable, including any net realized capital gains, and thereby be relieved of any federal income tax liability to the extent of such distributions. The Fund intends to retain for its shareholders the tax-exempt status with respect to tax-exempt income received. The distributions will be designated as "exempt-interest dividends," taxable ordinary income, and capital gains. High-Yield Municipals Portfolio may also invest in Municipal Securities the interest on which is subject to the federal alternative minimum tax. The source of exempt-interest dividends on a state-by-state basis and the federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt, taxable income, and alternative minimum taxable income in approximately the same proportions as its total income during the year. Accordingly, income derived from each of these sources may vary substantially in any particular distribution period from the allocation reported to shareholders annually. The proportion of such dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held. High-Yield Municipals Portfolio may, under certain circumstances, temporarily invest its assets so that less than 80% of gross income during such temporary period will be exempt from federal income taxes. (See Investment Policies.)

         Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         Because the taxable portion investment income of Advisor High-Yield Municipals Fund consists primarily of interest, none of its dividends, whether or not treated as "exempt-interest dividends," will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of Advisor High-Yield Municipals Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you redeem at a loss shares of Advisor High-Yield Municipals Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any long-term capital gain distribution with respect to those shares.

         Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisors before purchasing shares. Such persons may find investment in Advisor High-Yield Municipals Fund unsuitable for tax reasons. Corporate investors may also wish to consult their own tax advisors before purchasing shares. In addition, certain property and casualty insurance companies, financial institutions, and United States branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Securities.

                             INVESTMENT PERFORMANCE

         A Fund may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "Tax-Equivalent Yield" is computed by dividing the portion of the Yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Yield that is not tax-exempt.

         The Yield formula is as follows: YIELD = 2[((a-b/cd) +1)(6)-1].

         Where:     a =  dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
                    b =  expenses accrued for the period (net of
                         reimbursements).
                    c    = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends.
                    d =  the ending net asset value of the Fund for the period.


         For example, the Yields of the Funds for the 30-day period ended June 30, 2000, were:

         Intermediate Bond Fund: Yield = 4.38%
         Advisor High-Yield Municipals Fund: Yield = 1.66%;
              Tax-Equivalent Yield = 2.75% (assuming 39.6% tax rate)



         A Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the ending value of dividends distributed per share plus or minus the change in the net asset value per share for a period expressed as a percentage of the beginning net asset value. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.


       Average Annual Total Return is computed as follows:  ERV  =  P(1+T)n

       Where:     P    =   a hypothetical initial payment of $1,000
                  T    =   average annual total return
                  n    =   number of years
                  ERV  =   ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period at the end of the period (or fractional portion).


       For example, for a $1,000 investment in a Fund, the "Ending Redeemable Value," the "Total Return Percentage," and the "Average Annual Total Return" at June 30, 2000, were:



                                             ENDING        TOTAL RETURN    AVERAGE ANNUAL
                                           REDEEMABLE       PERCENTAGE    TOTAL RETURN (%)
                                            VALUE($)           (%)
Intermediate Bond Fund
      1 year                                  1,023             2.25            2.25
      5 years                                 1,319            31.88            5.69
     10 years                                 1,991            99.09            7.13

Advisor High-Yield Municipals Fund
      1 year                                    976            (2.37)          (2.37)
      5 years                                 1,259            25.87            4.71
     10 years                                 1,742            74.19            5.71


         Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         A Fund may note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest

Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine Knight-Ridder Lipper Analytical Services Los Angeles Times Louis Rukeyser's Wall Street Money Money on Line Morningstar Mutual Fund Market News Mutual Fund News Service Mutual Funds Magazine Newsday
Newsweek New York Daily News The New York Times No-Load Fund Investor Pension World Pensions and Investment Personal Investor Physicians Financial News Jane Bryant Quinn (syndicated column) Reuters The San Francisco Chronicle Securities Industry Daily Smart Money Smithsonian Strategic Insight Street.com Time Travel & Leisure USA Today U.S. News & World Report Value Line The Wall Street Journal The Washington Post Working Women Worth Your Money

         In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

         All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         In addition, the Funds may compare performance as indicated below:



--------------------------------------------------------------------------------------------------
                 BENCHMARK                                              FUND(S)
--------------------------------------------------------------------------------------------------
Lehman Aggregate Index                                          Intermediate Bond Fund
Lehman Brothers Municipal Bond Index                            Advisor High-Yield Municipals Fund
Lehman Government/Corporate Index                               Intermediate Bond Fund
Lehman Intermediate Government/Corporate Index                  Intermediate Bond Fund
Lipper All Long-Term Fixed Income Funds Average                 Intermediate Bond Fund
Lipper Corporate Bond Funds (A Rated) Average                   Intermediate Bond Fund
Lipper High-Yield Municipal Bond Funds Average                  Advisor High-Yield Municipals Fund
Lipper Intermediate-Term (5-10 Year) Investment                 Intermediate Bond Fund
   Grade Debt Funds Average
Lipper Long-Term Taxable Bond Funds Average                     Intermediate Bond Fund
Lipper Municipal Bond Fund Average                              Advisor High-Yield Municipals Fund

Merrill Lynch Corporate and Government Master Index             Intermediate Bond Fund
Morningstar All Long-Term Fixed Income Funds Average            Intermediate Bond Fund
Morningstar Corporate Bond (High Quality) Average               Intermediate Bond Fund
Morningstar Long-Term Tax-Exempt Fund Average                   Advisor High-Yield Municipals Fund
Morningstar Long-Term Taxable Bond Funds Average                Intermediate Bond Fund
Morningstar Municipal Bond (High-Yield) Funds Average           Advisor High-Yield Municipals Fund
Salomon Brothers Broad Investment Grade Bond Index              Intermediate Bond Fund


         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

         A Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

         Of course, past performance is not indicative of future results.

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                         Common stocks
                         Small company stocks
                         Long-term corporate bonds
                         Long-term government bonds
                         Intermediate-term government bonds
                         U.S. Treasury bills
                         Consumer Price Index

       A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred

Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

    INTEREST RATE              6%           8%          10%            6%           8%           10%
     Compounding
        Years                    Tax-Deferred Investment                    Taxable Investment
        -----                    -----------------------                    ------------------
         30                $124,992     $171,554     $242,340      $109,197     $135,346      $168,852
         25                  90,053      115,177      150,484        82,067       97,780       117,014
         20                  62,943       75,543       91,947        59,362       68,109        78,351
         15                  41,684       47,304       54,099        40,358       44,675        49,514
         10                  24,797       26,820       29,098        24,453       26,165        28,006
          5                  11,178       11,613       12,072        11,141       11,546        11,965
          1                   2,072        2,096        2,121         2,072        2,096         2,121

         Another example of hypothetical returns is reflected in the chart below, which shows the effect of tax-exempt investing on a hypothetical investment. Tax-exempt income, however, may be subject to state and local taxes and the federal alternative minimum tax. Marginal tax brackets are based on 1993 federal tax rates and are subject to change. "Joint Return" is based on two exemptions and "Single return" is based on one exemption. The results would differ for different numbers of exemptions.

                              TAX-EQUIVALENT YIELDS

                                                               A taxable investment must yield
                                                                    the following to equal
          Taxable Income (thousands)           Marginal             a tax-exempt yield of:
------------------------------------------       Tax        ---------------------------------------
      Joint Return         Single Return       Bracket        4%      5%      6%       7%       8%
------------------------------------------     -------      ---------------------------------------
    $0.0   -   36.9       $0.0   -   22.1        15%         4.71    5.88    7.06     8.24     9.41
   $36.9   -   89.2      $22.1   -   53.5        28%         5.56    6.94    8.33     9.72    11.11
   $89.2   -  140.0      $53.5   -  115.0        31%         5.80    7.25    8.70    10.14    11.59
  $140.0   -  250.0     $115.0   -  250.0        36%         6.25    7.81    9.38    10.94    12.50
  $250.0+               $250.0+                  39.6%       6.62    8.28    9.93    11.59    13.25

         Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

         Each Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

         Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

         Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

         The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

         The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

         The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

         In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

         Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

         Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

         Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                               APPENDIX -- RATINGS

RATINGS IN GENERAL. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. Stein Roe, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of certain ratings used by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch IBCA.

RATINGS BY MOODY'S
         Corporate and Municipal Bonds: Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Conditional Ratings. Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa through B classifications of its municipal bond rating system and in the Aa through Caa classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Municipal Notes: MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         Demand Feature of Variable Rate Demand Securities: Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

         VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         Commercial Paper: Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                             Prime-1 Highest Quality
                             Prime-2 Higher Quality
                              Prime-3 High Quality

         If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P:
         Corporate and Municipal Bonds: AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating also is issued upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus ( - ) sign to show relative standing within the major ratings categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

         The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         Provisional Ratings. The letter "p" indicates that the rating of a municipal bond is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Municipal Notes: SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

         SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).


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         Demand  Feature of Variable  Rate Demand  Securities:  S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

         Commercial Paper: A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

RATINGS BY FITCH IBCA
Investment Grade Bond Ratings
         Fitch IBCA investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch IBCA's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch IBCA  ratings do not reflect any credit  enhancement  that may be
provided  by  insurance  policies  or  financial   guaranties  unless  otherwise
indicated.

         Fitch IBCA ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security. Fitch IBCA ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch IBCA believes to be reliable. Fitch IBCA does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA. Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bond and preferred rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A. Bonds and preferred stock considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is


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considered  to be  strong,  but may be more  vulnerable  to  adverse  changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

         BBB. Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

         BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B. Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC. Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC. Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C. Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D. Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

         Plus (+) or Minus (-). Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

         NR.  Indicates that Fitch IBCA does not rate the specific issue.

         Conditional. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         Suspended. A rating is suspended when Fitch IBCA deems the amount of information available from the issuer to be inadequate for rating purposes.

         Withdrawn. A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch IBCA's discretion, when an issuer fails to furnish proper and timely information.

         FitchAlert. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential


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downgrade, or "Evolving," where ratings may be raised or lowered.  FitchAlert is relatively short-term and should be resolved within 12 months.

         Ratings Outlook. An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Short-Term Ratings
         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S. Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D. Default. Issues assigned this rating are in actual or imminent payment default.


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